SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) of the

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 2, 1998



                              LCS INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)


          Delaware                      0-12329                  13-2648333
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS employer
of incorporation)                     file number)           identification no.)

120 Brighton Road, Clifton, New Jersey                           07012-1694
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code       (973) 778-5588
--------------------------------------------------------------------------------




          (Former name or former address, if changed since last report)

Page 1 of 4 pages

Exhibit Index on page 3.



Item 5.      Other Events.


               The Year 2000 statements attached as an exhibit hereto and incorporated by reference herein are hereby designated as "Year 2000 Readiness Disclosures" as defined in Section 3(9) of the Year 2000 Information Readiness Disclosure Act (Public Law 105-271), as enacted on October 19, 1998. These Year 2000 Readiness Disclosures represent statements included in prior filings with the Securities and Exchange Commission and have been or may in the future be superseded by the Company's most current disclosure regarding Year 2000 readiness. As of the date hereof, the Company's most current disclosure regarding Year 2000 readiness is included in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

                         Description                              Exhibit No.
                         -----------                              -----------
               Year 2000 Readiness Disclosures                        99.1

Page 2 of 4 pages


                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               LCS INDUSTRIES, INC.



Dated:   December 2, 1998                      By:    /s/ PAT R. FRUSTACI
                                                      -------------------
                                                      Pat R. Frustaci
                                                      Vice President - Finance

Page 3 of 4 pages

Exhibit Index

99.1               Year 2000 Readiness Disclosures